FOR IMMEDIATE RELEASE
Contact: Nick Zangari	Media Contact: Tonya Abeln
(502) 394-1157	(502) 386-1742
Nick.Zangari@kyderby.com	Tonya.Abeln@kyderby.com

Churchill Downs Incorporated to Reopen Properties in Florida, Pennsylvania, Louisiana, Maryland and Ohio
Five Casino Operations to Resume from June 12 - 19
LOUISVILLE, KY., (June 11, 2020) – Churchill Downs Incorporated (“CDI” or “the Company”) (Nasdaq: CHDN) announced today plans to resume operations at five casino properties in Florida, Pennsylvania, Louisiana, Maryland and Ohio from June 12 to June 19, 2020, in addition to its previously announced plans to resume operations at Harlow’s Casino Resort & Spa in Greenville, Mississippi, Riverwalk Casino Hotel in Vicksburg, Mississippi and Derby City Gaming, CDI’s historical racing machine property in Louisville, Kentucky.
On Friday, June 12, 2020, CDI plans to reopen Calder Casino in Miami Gardens, Florida and Lady Luck Casino Nemacolin in Farmington, Pennsylvania. On Saturday, June 13, 2020, the Company plans to reopen Fair Grounds Race Course & Slots in New Orleans, Louisiana. CDI’s 12 Off-Track Betting locations in Louisiana previously reopened on May 18, 2020. On Friday, June 19, 2020, CDI plans to reopen Ocean Downs Casino in Berlin, Maryland and Miami Valley Gaming in Lebanon, Ohio, the Company’s 50/50 joint venture with Delaware North.
“With these five anticipated property reopenings, CDI will have seven of our ten gaming properties, as well as Derby City Gaming, back in operation across the country,” said Bill Carstanjen, CEO of CDI. “We are grateful to our teams who have ensured smooth, safe and successful reopenings over the past month and to our returning guests who have enthusiastically adapted to new protocols.”
Each property will operate under specific capacity restrictions in compliance with state and local requirements. All CDI properties will implement and practice the “CDI 360 Degree Approach to Safety,” which includes initiatives to facilitate social distancing, personal protection and enhanced cleaning. Some of these protocols include:
•Increased frequency of cleaning and sanitizing of all high-touch surfaces, including door handles, gaming machines, table games, handrails, and elevator buttons;
•Mandatory temperature checks of all guests and team members upon entering the building;
•Installation of plexiglass or polycarbonate dividers in areas of high touch transactions;
•Increased placement of hand sanitizer dispensers and sanitary wipes throughout our properties;
•Providing personal protective equipment (PPE) to team members;
•Utilizing visual aids to assist with measuring social distancing;
•Capacity restrictions across all customer and team member areas, including casino floors and restaurants; and
•Required training for all team members on our safety protocols.
CDI will provide the reopening status of additional properties in other states as the dates are confirmed.

About Churchill Downs Incorporated
Churchill Downs Incorporated is an industry-leading racing, online wagering and gaming entertainment company anchored by our iconic flagship event - The Kentucky Derby. We own and operate Derby City Gaming, a historical racing machine facility in Louisville, Kentucky. We also own and operate the largest online horse racing wagering platform in the U.S., TwinSpires.com, and we operate sports betting and iGaming through our BetAmerica platform in multiple states. We are also a leader in brick-and-mortar casino gaming with approximately 11,000 slot machines and video lottery terminals and 200 table games in eight states. Additional information about CDI can be found online at www.churchilldownsincorporated.com.
Certain statements made in this news release contain various “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “should,” “will,” and similar words or similar expressions (or negative versions of such words or expressions).
Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors, among others, that may affect actual results or outcomes include the following: the impact of the novel coronavirus (COVID-19) pandemic and related economic matters on our results of operations, financial conditions and prospects; the effect of economic conditions on our consumers' confidence and discretionary spending or our access to credit; additional or increased taxes and fees; public perceptions or lack of confidence in the integrity of our business or any deterioration in our reputation; loss of key or highly skilled personnel; restrictions in our debt facilities limiting our flexibility to operate our business; general risks related to real estate ownership, including fluctuations in market values and environmental regulations; catastrophic events and system failures disrupting our operations; online security risk, including cyber-security breaches; inability to recover under our insurance policies for damages sustained at our properties in the event of inclement weather and casualty events; increases in insurance costs and inability to obtain similar insurance coverage in the future; inability to identify and complete acquisition, expansion or divestiture projects, on time, on budget or as planned; difficulty in integrating recent or future acquisitions into our operations; costs and uncertainties relating to the development of new venues and expansion of existing facilities; risks associated with equity investments, strategic alliances and other third-party agreements; inability to respond to rapid technological changes in a timely manner; inadvertent infringement of the intellectual property of others; inability to protect our own intellectual property rights; payment-related risks, such as risk associated with fraudulent credit card and debit card use; compliance with the Foreign Corrupt Practices Act or applicable money-laundering regulations; risks related to pending or future legal proceedings and other actions; inability to negotiate agreements with industry constituents, including horsemen and other racetracks; work stoppages and labor issues; changes in consumer preferences, attendance, wagering and sponsorship with respect to Churchill Downs Racetrack and the Kentucky Derby; personal injury litigation related to injuries occurring at our racetracks; weather and other conditions affecting our ability to conduct live racing; the occurrence of extraordinary events, such as terrorist attacks and public health threats; changes in the regulatory environment of our racing operations; increased competition in the horse racing business; difficulty in attracting a sufficient number of horses and trainers for full field horse races; our inability to utilize and provide totalizator services; changes in regulatory environment of our online horse wagering business; A reduction in the number of people wagering on live horse races; increase in competition in our online horse racing wagering business; uncertainty and changes in the legal landscape relating to our online horse racing wagering business; continued legalization of online sports betting and iGaming in the United States and our ability to predict and capitalize on any such legalization; inability to expand our sports betting operations and effectively compete; failure to manage risks associated with sports betting; failure to comply with laws requiring us to block access to certain individuals could result in penalties or impairment with respect to our mobile and online wagering products; increased competition in our casino business; changes in regulatory environment of our casino business; concentration and evolution of slot machine manufacturing and other technology conditions that could impose additional costs; and inability to collect gaming receivables from the customers to whom we extend credit.
We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.